                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is made as of May 17, 2001, by and among Montrose Investments Ltd., a Cayman Islands corporation, Strong River Investments, Inc., a Cayman Islands corporation (each such investor individually, a "Purchaser," and collectively, the "Purchasers"), and NeoTherapeutics, Inc., a Delaware corporation (the "Company"), whereby the parties agree as follows:

     The Purchaser shall buy from the Company and the Company agrees to sell to the Purchasers: (i) 1,400,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at a price per share of $4.25, and (ii) five-year warrants to purchase up to 280,000 shares of Common Stock at a purchase price per share of $6.00, as follows:

                                Shares     Warrant Shares   Purchase Price

Montrose Investments Ltd.       900,000        180,000        $3,825,000
Strong River Investments, Inc.  500,000        100,000        $2,125,000

     The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and sell the Shares in accordance with the terms of this Agreement, and the issuance of the Shares shall not contravene any agreement to which the Company is a party. The Shares have been duly authorized by all necessary corporate action, and, when paid for and issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable. The Shares have been listed on the Nasdaq National Market.

     The Shares are being issued and sold pursuant to a registration statement on Form S-3, File No. 333-53108, which registration statement has been declared effective and continues to be effective and not subject to any stop order by the Securities and Exchange Commission. The Company has delivered to each Purchaser and each Purchaser has reviewed a copy of the prospectus included in such registration statement and a prospectus supplement regarding the issuance and sale of the Shares, a copy of which is attached hereto as Exhibit A.

     Prior to the close of business on May 18, 2001:

     1. Each Purchaser shall wire their respective purchase price set forth above to the Company to the account set forth below:

          Chase Manhattan Bank, N.Y.C.
          4 New York Plaza, 15th Floor
          New York, NY  10004

          ABA Routing No:  021 000 021
          FBO: Salomon Smith Barney, Inc.
               Account No.  066-198038
          For further credit to:  NeoTherapeutics, Inc.
               Account No. 561-04051-19-103

     2. The Company shall cause its transfer agent to transmit the Shares electronically to each Purchaser's account with the DTC set forth below:

          DTC No. 0050                 DTC No. 352
          Account No. 038-07785        Account No. 102-07978, Attn: Perry Teagle
          Montrose Investments Ltd.    Strong River Investments, Inc.

     Notices to the Company shall be delivered to:

     NeoTherapeutics, Inc.
     Attention: Samuel Gulko, Senior Vice President, Finance
     157 Technology Drive,
     Irvine, California  92618
     Facsimile:  (949) 788-6706

     Notices to the Purchasers shall be delivered to:

     For Montrose Investments Ltd.:

     Montrose Investments Ltd.
     c/o  John Mosle and Kim Rozman
     300 Crescent Court, Suite 700
     Dallas, TX 75201
     Facsimile:  (214) 758-1221

     For Strong River Investments, Inc.:

     Strong River Investments, Inc.
     c/o Cavallo Capital Corp.
     660 Madison Avenue, 18th Floor
     New York, New York 10021
     Facsimile:  (212) 651-9010

     Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York without giving effect to the conflicts of law principles thereunder.



                           [SIGNATURE PAGE TO FOLLOW]

AGREED AND ACCEPTED, as of the date indicated above:

NeoTherapeutics, Inc.

By: /s/ Samuel Gulko
    ---------------------------------
Name:  Samuel Gulko
Title: Senior Vice President, Finance

Strong River Investments, Inc.

By: /s/ Kenneth L. Hendersen
    ---------------------------------
Name:  Kenneth L. Hendersen
Title: Attorney-in-Fact

Montrose Investments Ltd.

By: /s/ David C. Haley
    ---------------------------------
Name:  David C. Haley
Title: Authorized Signatory


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


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